Exhibit 10.4

FORM OF

ADMINISTRATION AGREEMENT

between

CAPITAL ONE PRIME AUTO RECEIVABLES TRUST 20[    ]-[    ],

as Issuer,

CAPITAL ONE, NATIONAL ASSOCIATION,

as Administrator,

and

[                                         ],

as Indenture Trustee

Dated as of [                    ], 20[    ]

Table of Contents

Page

1.	Duties of the Administrator	1

2.	Records	3

3.	Compensation; Payment of Fees and Expenses	3

4.	Independence of the Administrator	3

5.	No Joint Venture	4

6.	Other Activities of the Administrator	4

7.	Representations and Warranties of the Administrator	4

8.	Administrator Replacement Events; Termination of the Administrator	5

9.	Action upon Termination or Removal	6

10.	Liens	6

11.	Notices	6

12.	Amendments	6

13.	Governing Law; Submission to Jurisdiction; Waiver of Jury Trial	8

14.	Headings	9

15.	Counterparts	9

16.	Entire Agreement	9

17.	Severability of Provisions	9

18.	Not Applicable to the Bank in Other Capacities	10

19.	Benefits of the Administration Agreement	10

20.	Delegation of Duties	10

21.	Assignment	10

22.	Nonpetition Covenant	10

23.	Limitation of Liability	11

24.	[Limitation of Rights	11

25.	Compliance with the FDIC Rule	11

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THIS ADMINISTRATION AGREEMENT (as amended, supplemented or otherwise modified and in effect from time to time, this “Agreement”), dated as of [                    ], 20[    ], is between CAPITAL ONE PRIME AUTO RECEIVABLES TRUST 20[    ]-[    ], a Delaware statutory trust (the “Issuer”), CAPITAL ONE, NATIONAL ASSOCIATION, a national banking association, as administrator (the “Bank” or the “Administrator”), and [                                ], a [                            ], as indenture trustee (the “Indenture Trustee”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned such terms in Appendix A to the Sale Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified and in effect from time to time, the “Sale Agreement”), between Capital One Auto Receivables, LLC (the “Seller”), and the Issuer, which contains rules as to usage and other interpretive provisions that are applicable herein.

W I T N E S S E T H :

WHEREAS, the Seller and [                        ] (the “Owner Trustee”) have entered into the Amended and Restated Trust Agreement dated as of the date hereof (as amended, supplemented or otherwise modified and in effect from time to time, the “Trust Agreement”);

WHEREAS, the Issuer has issued the Notes pursuant to the Indenture and the Certificates pursuant to the Trust Agreement and has entered into certain agreements in connection therewith, including, (i) the Sale Agreement, (ii) the Servicing Agreement, (iii) the Indenture and (iv) the Depository Agreement[, and (v) the Interest Rate Swap Agreement] (the Trust Agreement and each of the agreements referred to in clauses (i) through [(v)] are referred to herein collectively as the “Issuer Documents”);

WHEREAS, to secure payment of the Notes, the Issuer has pledged the Collateral to the Indenture Trustee for the benefit of the Noteholders pursuant to the Indenture;

WHEREAS, pursuant to the Issuer Documents, the Issuer is required to perform certain duties;

WHEREAS, the Issuer desires to have the Administrator administer the affairs of the Issuer and perform certain of the duties of the Issuer, and to provide such additional services consistent with this Agreement and the Issuer Documents as the Issuer may from time to time request;

WHEREAS, the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuer on the terms set forth herein;

NOW, THEREFORE, in consideration of the mutual terms and covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1.    Duties of the Administrator.

(a)    Duties with Respect to the Issuer Documents. The Administrator shall perform all of its duties as Administrator under this Agreement and the Issuer Documents and the duties and obligations of the Issuer under the Issuer Documents; provided,

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however, except as otherwise provided in the Issuer Documents, that the Administrator shall have no obligation to make any payment required to be made by the Issuer under any Issuer Document. In addition, the Administrator shall consult with the Issuer and the Owner Trustee regarding the Issuer’s duties and obligations under the Issuer Documents. The Administrator shall monitor the performance of the Issuer and shall advise the Issuer when action is necessary to comply with the Issuer’s duties and obligations under the Issuer Documents. Other than such items to be performed by the Owner Trustee pursuant to Section 5.3 of the Trust Agreement and the Certificate Paying Agent pursuant to Section 5.4 of the Trust Agreement and by the Paying Agent pursuant to Section 6.6(a) and (b) of the Indenture, the Administrator shall perform such calculations, and shall prepare for execution by the Issuer or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates, notices and opinions as it shall be the duty of the Issuer to prepare, execute, file or deliver pursuant to the Issuer Documents. In furtherance of the foregoing, the Administrator shall take all appropriate action that is the duty of the Issuer to take pursuant to the Issuer Documents, and shall prepare, execute, file and deliver on behalf of the Issuer all such documents, reports, filings, instruments, certificates, notices and opinions as it shall be the duty of the Issuer to prepare, execute, file or deliver pursuant to the Issuer Documents or otherwise by law.

(b)    Notices to Rating Agencies. The Administrator, on behalf of the Issuer, shall give notice to each Rating Agency of (i) any material breach of the perfection representations, warranties and covenants contained in Schedule I of the Purchase Agreement, Schedule II of the Sale Agreement and Schedule I of the Indenture; (ii) the termination of, and/or appointment of a successor to, the Servicer pursuant to Sections 6.1 and 6.2 of the Servicing Agreement; (iii) any waiver of a Servicer Replacement Event pursuant to Section 6.1(b) of the Servicing Agreement; (iv) any amendment to the Servicing Agreement pursuant to Section 8.1 of the Servicing Agreement; (v) any Officer’s Certificate delivered pursuant to Section 3.12 of the Indenture with respect to any Event of Default under the Indenture; (vi) any officer’s certificate of the Issuer delivered pursuant to Section 3.9 of the Indenture; (vii) any resignation or removal of the Indenture Trustee pursuant to Section 6.8 of the Indenture; (viii) any merger or consolidation of the Indenture Trustee pursuant to Section 6.9 of the Indenture; (ix) any notice of Default pursuant to Section 6.5 of the Indenture; (x) any supplemental indenture pursuant to Sections 9.1 or 9.2 of the Indenture; (xi) any notice of merger, consolidation or succession of the Servicer pursuant to Section 5.3 of the Servicing Agreement; (xii) any amendment pursuant to Section 12 of this Agreement; and (xiii) any merger or consolidation of the Seller pursuant to Section 3.4 of the Sale Agreement, which notice shall be given promptly upon the Administrator being notified thereof by the Purchaser, the Owner Trustee (to the extent a Responsible Officer of the Owner Trustee has received written notice thereof), the Indenture Trustee (to the extent a Responsible Officer of the Indenture Trustee has received written notice or has actual knowledge thereof) or the Servicer.

(c)    Dissolution of the Issuer. Upon dissolution of the Issuer, the Administrator shall wind up the business and affairs of the Issuer in accordance with Section 9.2 of the Trust Agreement.

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(d)    No Action by Administrator. Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not, take any action that the Issuer directs the Administrator not to take or which would result in a violation or breach of the Issuer’s covenants, agreements or obligations under any of the Issuer Documents.

(e)    Non-Ministerial Matters; Exceptions to Administrator Duties.

(i)    Notwithstanding anything to the contrary in this Agreement, with respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless, within a reasonable time before the taking of such action, the Administrator shall have notified the Issuer of the proposed action and the Issuer shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, “non-ministerial matters” shall include, without limitation:

(A)    the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer;

(B)    the appointment of successor Note Registrars, successor Paying Agents, successor Indenture Trustees, successor Administrators or successor Servicers, or the consent to the assignment by the Note Registrar, the Paying Agent or the Indenture Trustee of its obligations under the Indenture; and

(C)    the removal of the Indenture Trustee.

(ii)    Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not, (x) make any payments to the Noteholders or Certificateholders under the Transaction Documents, (y) except as provided in the Transaction Documents, sell the Trust Estate or (z) take any other action that the Issuer directs the Administrator not to take on its behalf.

2.    Records. The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection upon reasonable written request by the Issuer, the Seller and the Indenture Trustee at any time during normal business hours.

3.    Compensation; Payment of Fees and Expenses. As compensation for the performance of the Administrator’s obligations under this Agreement and as reimbursement for its expenses related thereto, the Administrator shall be entitled to receive $[        ] annually which shall be solely an obligation of the Servicer. The Administrator shall pay all expenses incurred by it in connection with its activities hereunder.

4.    Independence of the Administrator. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or to represent the Issuer in any way (other than as permitted hereunder) and shall not otherwise be deemed an agent of the Issuer.

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5.    No Joint Venture. Nothing contained in this Agreement (i) shall constitute the Administrator and the Issuer as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on the Administrator or the Issuer or (iii) shall be deemed to confer on the Administrator or the Issuer any express, implied or apparent authority to incur any obligation or liability on behalf of the other.

6.    Other Activities of the Administrator. Nothing herein shall prevent the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an Administrator for any other Person even though such Person may engage in business activities similar to those of the Issuer, the Owner Trustee or the Indenture Trustee.

7.    Representations and Warranties of the Administrator. The Administrator represents and warrants to the Issuer and the Indenture Trustee as follows:

(a)    Existence and Power. The Administrator is a national banking association validly subsisting under the laws of the United States of America and has, in all material respects, all power and authority to carry on its business as it is now conducted. The Administrator has obtained all necessary licenses and approvals in each jurisdiction where the failure to do so would materially and adversely affect the ability of the Administrator to perform its obligations under the Transaction Documents or affect the enforceability or collectability of the Receivables or any other part of the Collateral.

(b)    Authorization and No Contravention. The execution, delivery and performance by the Administrator of the Transaction Documents to which it is a party (i) have been duly authorized by all necessary action on the part of the Administrator and (ii) do not contravene or constitute a default under (A) any applicable order, law, rule or regulation, (B) its organizational documents or (C) any material indenture or material agreement, contract, order or other instrument to which it is a party or its property is subject (other than violations which do not affect the legality, validity or enforceability of any of such agreements or which, individually or in the aggregate, would not materially and adversely affect the transactions contemplated by, or the Administrator’s ability to perform its obligations under, the Transaction Documents).

(c)    No Consent Required. No approval or authorization by, or filing with, any Governmental Authority is required in connection with the execution, delivery and performance by the Administrator of any Transaction Document other than (i) UCC filings, (ii) approvals and authorizations that have previously been obtained and filings that have previously been made and (iii) approvals, authorizations or filings which, if not obtained or made, would not have a material adverse effect on the enforceability or collectibility of the Receivables or any other part of the Collateral or would not materially and adversely affect the ability of the Administrator to perform its obligations under the Transaction Documents.

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(d)    Binding Effect. Each Transaction Document to which the Administrator is a party constitutes the legal, valid and binding obligation of the Administrator enforceable against the Administrator in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws affecting the enforcement of creditors’ rights generally and, if applicable, the rights of creditors of banking corporations from time to time in effect or by general principles of equity.

(e)    No Proceedings. There are no Proceedings pending or, to the knowledge of the Administrator, threatened against the Administrator before or by any Governmental Authority that (i) assert the invalidity or unenforceability of this Agreement or (ii) seek any determination or ruling that would materially and adversely affect the performance by the Administrator of its obligations under this Agreement.

8.    Administrator Replacement Events; Termination of the Administrator.

(a)    Subject to clause (c) below, the Administrator may resign from its duties hereunder by providing the Issuer with at least sixty (60) days’ prior written notice.

(b)    The occurrence of any one of the following events (each, an “Administrator Replacement Event”) shall also entitle the Issuer, subject to Section 21 hereof, to terminate and replace the Administrator:

(i)    any failure by the Administrator to duly observe or perform in any material respect any other of its covenants or agreements in this Agreement, which failure materially and adversely affects the rights of the Issuer, the Noteholders or the Certificateholders, and which continues unremedied for ninety (90) days after discovery thereof by a Responsible Officer of the Administrator or receipt by the Administrator of written notice thereof from the Indenture Trustee (to the extent a Responsible Officer of the Indenture Trustee has actual knowledge or has received written notice thereof) or Noteholders evidencing at least a majority of the Outstanding Note Balance (or, if no Notes are Outstanding, by the Majority Certificateholders); or

(ii)    the Administrator suffers a Bankruptcy Event;

provided, however, that if any delay or failure of performance referred to in clause (b)(i) above shall have been caused by force majeure or other similar occurrence, the ninety (90) day grace period referred to in such clause (b)(i) shall be extended for an additional sixty (60) days.

(c)    If an Administrator Replacement Event shall have occurred, the Issuer may, subject to Section 21 hereof, by notice given to the Administrator and the Owner Trustee, terminate all or a portion of the rights and powers of the Administrator under this Agreement, including the rights of the Administrator to receive the annual fee for services hereunder for all periods following such termination; provided, however, that such termination shall not become effective until such time as the Issuer, subject to Section 21 hereof, shall have appointed a successor Administrator in the manner set forth

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below. Upon any such termination or upon a resignation of the Administrator in accordance with Section 8(a) hereof, all rights, powers, duties and responsibilities of the Administrator under this Agreement shall vest in and be assumed by any successor Administrator appointed by the Issuer, subject to Section 21 hereof, pursuant to a management or administration agreement between the Issuer and such successor Administrator, containing substantially the same provisions as this Agreement (including with respect to the compensation of such successor Administrator), and the successor Administrator is hereby irrevocably authorized and empowered to execute and deliver, on behalf of the Administrator, as attorney-in-fact or otherwise, all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect such vesting and assumption. Further, in such event, the Administrator shall use its commercially reasonable efforts to effect the orderly and efficient transfer of the administration of the Issuer to the new Administrator. No resignation or removal of the Administrator shall be effective until a successor Administrator shall have been appointed by the Issuer.

(d)    The Issuer, subject to Section 21 hereof, may waive in writing any Administrator Replacement Event by the Administrator in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past Administrator Replacement Event, such Administrator Replacement Event shall cease to exist, and any Administrator Replacement Event arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other Administrator Replacement Event or impair any right consequent thereon.

9.    Action upon Termination or Removal. Promptly upon the effective date of termination of this Agreement pursuant to Section 8, or the removal or resignation of the Administrator pursuant to Section 8, the Administrator shall be entitled to be paid by the Servicer all fees and reimbursable expenses accruing to it to the date of such termination or removal.

10.    Liens. The Administrator will not directly or indirectly create, allow or suffer to exist any Lien on the Collateral other than Permitted Liens.

11.    Notices. All demands, notices and communications hereunder shall be in writing and shall be delivered or mailed by registered or certified first-class United States mail, postage prepaid, hand delivery, prepaid courier service, or by facsimile or e-mail (if an applicable facsimile number or e-mail address is provided on Schedule I to the Sale Agreement), and addressed in each case as specified on Schedule I to the Sale Agreement or at such other address as shall be designated by any of the specified addressees in a written notice to the other parties hereto. Delivery shall occur only upon receipt or reported tender of such communication by an officer of the recipient entitled to receive such notices located at the address of such recipient for notices hereunder.

12.    Amendments.

(a)    Any term or provision of this Agreement may be amended by the Administrator without the consent of the Indenture Trustee, any Noteholder, the Issuer, the Owner Trustee or any other Person subject to the satisfaction of one of the following conditions:

(i)    the Administrator delivers an Opinion of Counsel or an Officer’s Certificate to the Indenture Trustee to the effect that such amendment will not materially and adversely affect the interests of the Noteholders; or

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(ii)    the Rating Agency Condition is satisfied with respect to such amendment and the Administrator notifies the Indenture Trustee in writing that the Rating Agency Condition is satisfied with respect to such amendment.

[provided, that such amendment shall not materially and adversely affect the rights or obligations of the Swap Counterparty or the Issuer under the Interest Rate Swap Agreement unless the Swap Counterparty shall have consented in writing to such amendment (and such consent shall be deemed to have been given if the Swap Counterparty does not object in writing within ten (10) Business Days after receipt of a written request for such consent); provided, further, that any amendment requiring the Swap Counterparty’s consent hereunder must also satisfy the Rating Agency Condition to be effective.]

(b)    This Agreement may also be amended from time to time by the Administrator and the Indenture Trustee, with the consent of the Holders of Notes evidencing not less than a majority of the Outstanding Note Balance of the Controlling Class, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders[;provided, that such amendment shall not materially and adversely affect the rights or obligations of the Swap Counterparty or the Issuer under the Interest Rate Swap Agreement unless the Swap Counterparty shall have consented in writing to such amendment (and such consent shall be deemed to have been given if the Swap Counterparty does not object in writing within ten (10) Business Days after receipt of a written request for such consent); provided, further, that any amendment requiring the Swap Counterparty’s consent hereunder must also satisfy the Rating Agency Condition to be effective]. It will not be necessary for the consent of Noteholders or Certificateholders to approve the particular form of any proposed amendment or consent, but it will be sufficient if such consent approves the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders and Certificateholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by Noteholders and Certificateholders will be subject to such reasonable requirements as the Indenture Trustee and Owner Trustee may prescribe, including the establishment of record dates pursuant to the Depository Agreement.

(c)    Prior to the execution of any amendment pursuant to this Section 12, the Administrator shall provide written notification of the substance of such amendment to each Rating Agency and the Owner Trustee; and promptly after the execution of any such amendment, the Administrator shall furnish a copy of such amendment to each Rating Agency, the Owner Trustee and the Indenture Trustee; provided, that no amendment

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pursuant to this Section 12 shall be effective which materially and adversely affects the rights, protections or duties of the Indenture Trustee or the Owner Trustee without the prior written consent of such Person.

(d)    Prior to the execution of any amendment to this Agreement, the Owner Trustee and the Indenture Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and an Officer’s Certificate of the Seller or the Administrator that all conditions precedent to the execution and delivery of such amendment have been satisfied. The Owner Trustee and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which materially and adversely affects the Owner Trustee’s or the Indenture Trustee’s, as applicable, own rights, privileges, indemnities, duties or obligations under this Agreement, the Transaction Documents or otherwise.

(e)    Notwithstanding subsection (a) of this Section 12, this Agreement may only be amended by the Administrator if (i) the Majority Certificateholders [or, if 100% of the aggregate Percentage Interests is then beneficially owned by the Bank and/or its Affiliates, such Person (or Persons)], consent to such amendment or (ii) such amendment shall not, as evidenced by an Officer’s Certificate of the Administrator or an Opinion of Counsel delivered to the Indenture Trustee and the Owner Trustee, materially and adversely affect the interests of the Certificateholders. In determining whether 100% of the aggregate Percentage Interests is then beneficially owned by the Bank and/or its Affiliates for purposes of clause (i), any party shall be entitled to rely on an Officer’s Certificate or similar certification of the Bank or any Affiliate thereof to such effect.

(f)    Notwithstanding anything herein to the contrary, for purposes of classifying the Issuer as a grantor trust under the Code, no amendment shall be made to this Agreement that would (i) result in a variation of the investment of the beneficial owners of the Certificates for purposes of the United States Treasury Regulation section 301.7701-4(c) without the consent of Noteholders evidencing at least a majority of the Outstanding Note Balance of the Controlling Class and the Majority Certificateholders or (ii) cause the Issuer (or any part thereof) to be classified as other than a grantor trust under subtitle A, chapter 1, subchapter J, part I, subpart E of the Code without the consent of all of the Noteholders and all of the Certificateholders.

13.    Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(a)    THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL, SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE RULES THEREOF RELATING TO CONFLICTS OF LAW, OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

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(b)    Each of the parties hereto hereby irrevocably and unconditionally:

(i)    submits for itself and its property in any Proceeding relating to this Agreement or any documents executed and delivered in connection herewith, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

(ii)    consents that any such Proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of such Proceeding in any such court or that such Proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(iii)    agrees that service of process in any such Proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address determined in accordance with Section 11 of this Agreement;

(iv)    agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(v)    to the extent permitted by applicable law, each party hereto irrevocably waives all right of trial by jury in any Proceeding or counterclaim based on, or arising out of, under or in connection with this Agreement, any other Transaction Document, or any matter arising hereunder or thereunder.

14.    Headings. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

15.    Counterparts. This Agreement may be executed in any number of counterparts (including by way of electronic or facsimile transmission), each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

16.    Entire Agreement. The Transaction Documents contain a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter thereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter thereof, superseding all prior oral or written understandings. There are no unwritten agreements among the parties.

17.    Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

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18.    Not Applicable to the Bank in Other Capacities.

(a)    Nothing in this Agreement shall affect any obligation the Bank may have in any other capacity.

(b)    Any entity (i) into which the Administrator may be merged or converted or with which it may be consolidated, to which it may sell or transfer its business and assets as a whole or substantially as a whole or any entity resulting from any merger, sale, transfer, conversion or consolidation to which the Administrator shall be a party, or any entity succeeding to the business of the Administrator or (ii) more than 50% of the voting stock or voting power and 50% or more of the economic equity of which is owned directly or indirectly by Capital One Financial Corporation and which executes an agreement of assumption to perform every obligation of the Administrator under this Agreement, shall be the successor to the Administrator under this Agreement, in each case, without the execution or filing of any paper of any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

19.    Benefits of the Administration Agreement. Nothing in this Agreement, expressed or implied, shall give to any Person other than the parties hereto and their successors hereunder, the Owner Trustee and any separate trustee or co-trustee appointed under Section 6.10 of the Indenture[, the Swap Counterparty] any benefit or any legal or equitable right, remedy or claim under this Agreement. For the avoidance of doubt, the Owner Trustee[ and the Swap Counterparty] is a third party beneficiary of this Agreement and is entitled to the rights and benefits hereunder and may enforce the provisions hereof as if it were a party hereto.

20.    Delegation of Duties. The Administrator may, at any time without notice or consent, delegate (a) any or all of its duties under the Transaction Documents to any of its Affiliates or (b) specific duties to sub-contractors or other professional services firms (including accountants, outside legal counsel or similar concerns) who are in the business of performing such duties; provided, that no such delegation shall relieve the Administrator of its responsibility with respect to such duties and the Administrator shall remain obligated hereunder as if the Administrator alone were performing such duties.

21.    Assignment. Each party hereto hereby acknowledges and consents to the mortgage, pledge, assignment and Grant of a security interest by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders of all of the Issuer’s rights under this Agreement. In addition, the Administrator hereby acknowledges and agrees that for so long as any Notes are outstanding, the Indenture Trustee will have, pursuant to the Transaction Documents, the right to exercise all waivers and consents, rights, remedies, powers, privileges and claims of the Issuer under this Agreement in the event the Issuer shall fail to exercise the same.

22.    Nonpetition Covenant. Each party hereto agrees that, prior to the date which is one year and one day after payment in full of all obligations of each Bankruptcy Remote Party in

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respect of all securities issued by any Bankruptcy Remote Party, (i) such party shall not authorize any Bankruptcy Remote Party to commence a voluntary winding-up or other voluntary case or other Proceeding seeking liquidation, reorganization or other relief with respect to such Bankruptcy Remote Party or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect in any jurisdiction or seeking the appointment of an administrator, a trustee, receiver, liquidator, custodian or other similar official with respect to such Bankruptcy Remote Party or any substantial part of its property or to consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other Proceeding commenced against such Bankruptcy Remote Party, or to make a general assignment for the benefit of, its creditors generally, any party hereto or any other creditor of such Bankruptcy Remote Party, and (ii) such party shall not commence or join with any other Person in commencing any Proceeding against such Bankruptcy Remote Party under any bankruptcy, reorganization, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction.

23.    Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by [                            ], not individually or personally but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by [                            ], but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on [                            ], individually or personally, to perform any covenant, either express or implied, contained herein, all such liability, if any, being expressly waived by the parties hereto and any Person claiming by, through or under the parties hereto, (d) [                            ] has made no investigation as to the accuracy or completeness of any representations and warranties made by the Issuer in this Agreement and (e) under no circumstances shall [                            ] be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or the other related documents.

24.    [Limitation of Rights. All of the rights of the Swap Counterparty in, to and under this Agreement (including, but not limited to, all of the Swap Counterparty’s rights as a third party beneficiary of this Agreement and all of the Swap Counterparty’s rights to receive notice of any action hereunder and to give or withhold consent to any action hereunder) shall terminate upon the termination of the Interest Rate Swap Agreement in accordance with the terms thereof and the payment in full of all amounts owing to the Swap Counterparty.]

25.    Compliance with the FDIC Rule. The Administrator (i) shall perform the covenants set forth in Article XII of the Indenture applicable to it and (ii) shall facilitate compliance with Article XII of the Indenture by the Capital One Parties.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

CAPITAL ONE PRIME AUTO RECEIVABLES TRUST 20[ ]-[ ]

By: [ ], not in its individual capacity but solely as Owner Trustee

By:

Name:
Title:

S-1	COPAR 20[ ]-[ ] Administration Agreement

CAPITAL ONE, NATIONAL ASSOCIATION, as Administrator

By:

Name:
Title:

S-2	COPAR 20[ ]-[ ] Administration Agreement

[ ], as Indenture Trustee

By:

Name:
Title:

S-3	COPAR 20[ ]-[ ] Administration Agreement